UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     February 3, 2005
                                                ______________________________



                        First Keystone Financial, Inc.
______________________________________________________________________________
            (Exact name of registrant as specified in its charter)



       Pennsylvania                   000-25328                 23-0469351
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                          Identification No.)



22 West State Street, Media, Pennsylvania                         19063
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code     (610) 892-6210
                                                  ____________________________



                                Not Applicable
______________________________________________________________________________
         (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 2.02 Results of Operations and Financial Condition
          ---------------------------------------------

     On February 3, 2005, First Keystone Financial, Inc. (the "Company") reported its results of operations for the first quarter of fiscal year 2005.

     For additional information, reference is made to the Company's press release dated February 3, 2005, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except as may otherwise be specifically provided.


ITEM 9.01 Financial Statements and Exhibits
          ---------------------------------

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits

          The following exhibit is filed herewith.


          Exhibit Number   Description
          --------------   --------------------------------------

          99.1             Press release dated February 3, 2005


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   FIRST KEYSTONE FINANCIAL, INC.



Date:  February 4, 2005            By: /s/ Rose M. DiMarco
                                       ------------------------------
                                       Rose M. DiMarco
                                       Chief Financial Officer